(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
(Loss) Earnings Per Share

NOTE 16 – (LOSS) EARNINGS PER SHARE

The computation of basic and diluted (loss) earnings per ordinary share is as follows:

	Years Ended December 31,
	2020	2019	2018
Numerator:
Net (loss) income attributable to the Company	$(6,951,698)	$(1,673,735)	$145,723

Denominator:
Basic and diluted weighted average number of ordinary shares outstanding	7,395,120	6,048,568	6,000,000

Basic and diluted net (loss) income per ordinary share	$(0.94)	$(0.28)	$0.02

Due to the loss for the year ended December 31, 2020 and 2019, 637,500 options to purchase the Company’s ordinary shares were excluded from the calculation of diluted net loss per share, because the effect would be anti-dilutive.